UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

December 20, 2016

(Date of Report)

December 18, 2016

(Date of Earliest Reported Event)

AMERICATOWNE Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55206	46-5488722
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4700 Homewood Court, Suite 100, Raleigh, North Carolina 27609
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713

 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Exporter Services Agreement – Joy Health Care, LLC (Durham, North Carolina)

On December 18, 2016, the Board of Directors for AmericaTowne, Inc., a Delaware corporation (the “Company”) executed an Exporter Services Agreement with Rays of Joy Health Care, LLC, a North Carolina limited liability company (“Rays of Joy”) doing business at 2726 Croasdale Drive, Suite 205 in Durham, North Carolina 27705 (the “Rays of Joy Agreement”). Rays of Joy has agreed to provide health care related services and to provide related goods to future AmericaTowne communities.

The term of the Rays of Joy Agreement is fifteen years (absent extension or termination). Rays of Joy has one-year from the effective date of the Rays of Joy Agreement to participate in the Company’s Sample and Test Market Program subject to payment of a fee equal to 25% of the original service fee of $55,000 (the “Service Fee”). The Sample and Test Market Program is detailed in Section 4 of the Rays of Joy Agreement. The Service Fee is nonrefundable and is to be paid as follows: (a) $5,000 upon execution, (b) $1,000 per month for fifty-months after execution of the Rays of Joy Agreement with the first payment due on February 15, 2017.

Rays of Joy has also agreed to pay the Company a “Transaction Fee” for each transaction between Rays of Joy and any end buyer arranged through or facilitated by the Company in the amount of 8% (the “Transaction Fee”). The Transaction Fee shall include the services provided by the Company in its Platform, Sample and Test Market Program, and if applicable, Accepted Market Program. The Transaction Fee shall be recognized as revenue after the transactions is completed. The Transaction Fee shall be first deducted by the Company from the amount the end-buyer owes Rays of Joy, plus other fees, if any, unless otherwise prohibited under any applicable restriction associated with health care fees being paid in violation of any applicable laws.

There are no related-party disclosures under the Rays of Joy Agreement, and the control persons of Rays of Joy are not shareholders in the Company. The reader is directed to the exhibits for a complete copy of the Rays of Joy Agreement.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Exporter Services Agreement dated December 18, 2016 (Rays of Joy Agreement)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICATOWNE, INC. By: /s/ Alton Perkins Alton Perkins Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Secretary Dated: December 20, 2016

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